UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 25, 2005

                              BELLSOUTH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

             1-8607                                     58-1533433
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    (Commission File Number)                (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia         30309-3610
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        (Address of Principal Executive Offices)                   (Zip Code)

                                 (404) 249-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 Item 2.02     Results of Operations and Financial Condition

The information in this report, including the Exhibits described below, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Attached and incorporated herein by reference are:

     (i) Exhibit 99-a, which is a copy of a press release of BellSouth Corporation dated July 25, 2005, reporting the company's financial results for the quarter ended June 30, 2005 and

     (ii) Exhibit 99-b, which is a document entitled "Investor News" that contains more detailed information about the recently completed quarter.

Non-GAAP Financial Information

To provide clarity, internally and externally, about the most tangible and relevant measures of our financial performance, we supplement the reporting of BellSouth's consolidated financial information under GAAP with certain non-GAAP financial measures, including normalized operating results from continuing operations, free cash flow from continuing operations and income from continuing operations before depreciation and amortization margin. In connection with Cingular Wireless' (Cingular) acquisition of AT&T Wireless, which was completed on October 26, 2004, we have also reported pro forma revenue and pro forma Average Revenue Per Unit (ARPU) for our domestic wireless segment. The pro forma adjustments are consistent with those set forth in Cingular's Form 8-K/A dated October 25, 2004. This information should not be considered in isolation or as a substitute for the consolidated (GAAP) financial information. Further, investors should note that these non-GAAP measures involve judgments by management (in particular, judgments as to what is or is not classified as a special item). We believe the presentation of these measures provides useful information to investors for the specific reasons set forth below.

Normalized Results From Continuing Operations. The presentation of normalized results from continuing operations enables investors to focus on period-over-period operating performance, without the impact of significant non-operational or non-recurring items. Additionally, normalized results include BellSouth's 40 percent share of Cingular Wireless' revenues and expenses. Cingular's results are recognized on the equity method for GAAP purposes. Accordingly, Cingular's results are not included in the revenue, expense, or operating income line items in the GAAP presentation. The financial results of Cingular, a joint venture representing our second largest operating segment, are a critical element of BellSouth's overall financial performance. The inclusion of Cingular's revenues and expenses on a proportional basis enables investors to evaluate BellSouth's overall financial performance, including all business segments.

Normalized results from continuing operations are provided to enhance the user's overall understanding of the Company's current financial performance and the Company's prospects for the future. We believe normalized results from continuing operations are an important measure of our recurring operations because it excludes items that may not be indicative of our core operating results, includes items that are core to our operating results not allowed by GAAP (e.g. Cingular's results) and provides a better baseline for modeling future earnings expectations. We believe the inclusion of normalized results from continuing operations provides consistency and comparability in our financial reporting and is provided

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in order to enable investors to more thoroughly evaluate our current performance compared to past performance.

Finally, normalized measures are among the primary indicators management uses in planning and operating the business. By providing this information to investors supplementally, investors will be able to evaluate the results of the business through the eyes of management and assess the fundamental performance of the business.

Normalized results from continuing operations may exclude (a) events, such as changes in accounting method, that are generally non-recurring in nature and (b) material one-time gains or losses, both of which can distort reported operating results. A complete list of normalizing items, as well as a full reconciliation of normalized results to GAAP reporting, are included in the quarterly financial statements that are attached hereto and are available on the company's Web site, www.bellsouth.com/investor.

Free Cash Flow. We believe free cash flow provides investors a meaningful measure of liquidity of the business. It indicates the level of cash the business is generating from normal continuing operations less capital reinvestment that is required to continue the operations. Investors can utilize this measure to make assessments of the viability of the company and as a base line for valuation of the company. Management monitors operating free cash flow and makes operating decisions based on its level. We define operating free cash flow as operating cash flow from continuing operations less capital expenditures, both of which are taken directly from the statement of cash flows.

Operating Income Before Depreciation and Amortization and Related Margin. Facility-based telecommunications companies require significant recurring capital investments that generate large non-cash expense, making operating income a less meaningful measure of current period business performance and profitability. We use operating income from continuing operations before depreciation and amortization, and the related margin, as a measure of underlying operating performance of the business and to make meaningful comparisons of different operating periods.

Domestic Wireless Pro Forma Revenue and ARPU. Pro forma revenues and pro forma ARPU are used to provide more meaningful period to period comparisons of reported revenues and ARPU.

These unaudited pro forma measures incorporate AT&T Wireless' results for the three and six months ended June 30, 2004 and include results from other acquired properties, exclude results from divested operations, and reflect intercompany eliminations and other adjustments for such periods. For further detail regarding other pro forma combined historical financial information, see the information filed by Cingular Wireless on Forms 8-K/A filed on November 29, 2004 and March 11, 2005.

The unaudited pro forma information is not intended to represent or be indicative of the results of Cingular that would have been reported had the merger and the above mentioned items been completed as of the dates presented, and should not be taken as representative of the future results of Cingular.

         In addition to historical information, this document contains forward-looking statements regarding events and financial trends. Factors that could affect future results and could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: (i) a change in economic conditions in domestic or international markets where we operate or have material investments which would affect demand for our services;
(ii) the intensity of competitive activity and its resulting impact on pricing strategies and new product offerings; (iii) higher than anticipated cash requirements for investments, new business initiatives and acquisitions; (iv) unfavorable regulatory actions; and (v) those factors contained in the Company's periodic reports filed with the SEC. The forward-looking information in this document is given as of this date only, and BellSouth assumes no duty to update this information.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:  /s/ Pat Shannon
     Pat Shannon
     Senior Vice President - Finance and Controller
     July 25, 2005